UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:

|_|   Preliminary Information Statement

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                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY
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                (Name Of Registrant As Specified In Its charter)

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

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

                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY

                          21098 BAKE PARKWAY, SUITE 100
                           LAKE FOREST, CA 92630-2163

                  NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON AUGUST 26, 2005

To Our Stockholders:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of The Bluebook International Holding Company. The Annual Meeting will be held on Friday, August 26, 2005, at 10:00 a.m/ local time, at the Company's offices located at 21098 Bake Parkway, Suite 100, Lake Forest, California 92630-2163.

The matters to be voted on at the Annual Meeting are:

      o Election of Mark A. Josipovich, Daniel T. Josipovich, Paul D. Sheriff and David M. Campatelli as directors; and;

      o     Ratification of Weinberg & Company, P.A. as independent auditors.

These matters are described more fully in the information statement accompanying this notice.

Our stockholders will also act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the 2005 Annual Meeting. The Board has fixed the close of business on July 12, 2005 as the record date (the "Record Date") for determining those stockholders who will be entitled to notice of and to vote at the 2005 Annual Meeting. The stock transfer books will remain open between the Record Date and the date of the 2005 Annual Meeting.

Included with the Information Statement is a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004. We encourage you to read the Form 10-KSB. It includes our audited financial statements and information about our business and products.

                                        By Order of the Board of Directors


                                        /s/ Mark A. Josipovich

                                        MARK A. JOSIPOVICH
                                        Chairman of the Board and
                                        Chief Executive Officer

May 2, 2005

                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY

                                -----------------

                         INFORMATION STATEMENT FOR 2005
                         ANNUAL MEETING OF STOCKHOLDERS

                          INFORMATION CONCERNING VOTING

This information statement is being mailed or otherwise furnished to stockholders of The Bluebook International Holding Company (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, August 26, 2005 at 10:00 a.m. local time, and at any postponement or adjournment thereof.

The Annual Meeting will be held at our offices located at 21098 Bake Parkway, Suite 100, Lake Forest, California. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

This information statement and the enclosed Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, including the financial statements, will be mailed on or about July 12, 2005 to all stockholders entitled to vote at the Annual Meeting. Our principal executive offices are located at 21098 Bake Parkway, Suite 100, Lake Forest, California 92630-2163, and our telephone number is (949) 470-9534.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                  GENERAL INFORMATION ABOUT THE ANNUAL MEETING

WHO MAY VOTE

You may vote if our records showed that you owned shares of our Common Stock as of July 12, 2005 (the "Record Date"). At the close of business on April 21, 2005, 8,760,221 shares of Common Stock were issued and outstanding. These shares were held of record by approximately 187 stockholders. We have reserved 686,688 shares of Common Stock for issuance pursuant to warrants issued by the Company. You are entitled to one vote on each proposal for each share that you own.

VOTING

If a bank, broker or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a "legal proxy" from the record holder of the shares giving you the right to vote the shares.

HOW VOTES ARE COUNTED

The Annual Meeting will be held if a quorum is represented in person at the Annual Meeting. A quorum means a majority of the total number of outstanding shares of Common Stock entitled to vote. If you attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

ABSTENTIONS

Shares that are voted "WITHHELD" or "ABSTAIN" are treated as being present for purposes of determining the presence of a quorum and as entitled to vote on a particular subject matter at the Annual Meeting.

PROPOSAL ONE:

                              ELECTION OF DIRECTORS

The Board of Directors currently consists of four directors. At each Annual Meeting of stockholders, directors are elected for a term of one year and hold office until their respective successors are duly elected and qualified.

NOMINEES

The Nominating and Corporate Governance Committee of the Board of Directors selected, and the Board of Directors approved, Mark A. Josipovich, Daniel T. Josipovich, Paul D. Sheriff and David M. Campatelli as nominees for election at the Annual Meeting to the Board of Directors. If elected, they will each serve as a director until their respective successors are elected and qualified or their earlier resignation or removal.

VOTE REQUIRED

If a quorum is present, the nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions will have no effect on the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF MARK A. JOSIPOVICH, DANIEL T. JOSIPOVICH, PAUL D. SHERIFF AND DAVID
M. CAMPATELLI TO THE BOARD OF DIRECTORS.

INFORMATION ABOUT THE DIRECTORS AND NOMINEES

The following table sets forth information regarding our directors and executive officers as of April 29, 2005:

NAME                             AGE                     POSITION                       DIRECTOR SINCE
Mark A. Josipovich               38         Chief Executive Officer, President,              2001
                                            Treasurer, Principal Accounting
                                            Officer and Chairman of the Board

Daniel T. Josipovich             39         Chief Operating Officer and Director             2001

Paul D. Sheriff                  41         Director
2001

David M. Campatelli              38         Director
2001

There are no family relationships between any director and executive officer, except Mark A. Josipovich and his brother Daniel T. Josipovich. According to our bylaws, the term of office for our directors is one year. Directors hold office until their successors are elected and qualified.

Mark A. Josipovich, Chairman of the Board, Chief Executive Officer, President and Treasurer, has been the entrepreneurial driver of Bluebook's strategic initiatives for the past 16 years. His responsibilities included guiding the progress of projects through various milestones to ensure conformity; negotiating contractual agreements; supporting the sales operation by assisting in the pre-sale process; coordinating and preparing proposals; and performing ancillary administrative functions. He has held various positions with Bluebook including management of marketing, staffing, day-to-day operations and product development. Mark A. Josipovich has been the President and Chief Executive Officer of the Company since October 1, 2001. Prior to that, he was the Executive Vice President of the Company.

Daniel T. Josipovich, Chief Operating Officer and Director, designed, directed and managed development of Bluebook's most innovative products for the past 22 years. He is also directly involved in marketing. Daniel has held various positions with Bluebook including management of marketing, staffing, day-to-day operations and product development. Daniel T. Josipovich has been the Chief Operating Officer of the Company since October 2001. Prior to that, he was the Director of Technology of the Company.

Paul D. Sheriff, Director, has over 18 years experience in programming business applications. In 1991, Mr. Sheriff founded PDSA, Inc., a consulting company specializing in high quality custom software. Mr. Sheriff has been the President and Chief Executive Officer of PDSA, Inc. since 1991. He specializes in the development, design and deployment of business software solutions. Mr. Sheiff is also a frequent speaker at Microsoft Developer Days, Microsoft Tech Ed, Microsoft "MSDN Presents," Access/VBA Advisor Developer Conferences, and user groups across the country. Mr. Sheriff is a contributing editor to Access/VBA Advisor magazine and teaches ".NET" on Microsoft WebCasts and with Blast Through Learning videos (www.blastthroughlearning.com). Mr. Sheriff completed his new book "ASP.NET Developer's Jumpstart" with co-author Ken Getz.

David M. Campatelli, Director, has been a Spanish and English Instructor at Long Beach Unified School District, Long Beach, California for the past five years. Mr. Campatelli also currently serves as a Teacher and Consultant with the California Reading and Literature Project in San Diego, California, and lectures, teaches and trains for primary language institutes throughout the State of California. Mr. Campatelli has been a consultant to Toscana Incorporated, an international import/export firm, since 1993.

None of our directors, officers (or affiliates of our directors or officers), owners of record or beneficial owners of more than 5% of any of our voting securities is a party adverse to us in a material proceeding or has a material interest adverse to us.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

BOARD MEETINGS

The Board of Directors held seven meetings during 2004. Paul D. Sheriff, a director, attended less than 75% of the total number of meetings of the Board of Directors and all committees on which he served during 2004.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has Audit, Nominating and Corporate Governance, and Compensation committees. Each of these committees operates under a written charter. Copies of the Audit and Nominating and Corporate Governance Committee charters are attached as Appendix A and B, respectively. In addition, we will provide a copy of any of these documents without charge to any stockholder upon written request made to Corporate Secretary, c/o The Bluebook International Holding Company, 21098 Bake Parkway, Suite 100, Lake Forest, California 92630-2163. All members of the committees are appointed by the Board of Directors. These committees were formed in the first quarter of 2004.

AUDIT COMMITTEE

The Audit Committee presently consists of Messrs. Mark A. Josipovich, Daniel T. Josipovich, Paul D. Sheriff and David M. Campatelli. Mr. Daniel T. Josipovich serves as chairman of the Audit Committee. The Board of Directors has determined that each of Messrs. Sheriff and Campatelli is independent within the meaning of
Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act and the requirements of the Nasdaq Stock Market as currently in effect. The Board of Directors has determined that we do not have an audit committee financial expert as defined in the Sarbanes-Oxley Act of 2002. The Company is not required to have an audit committee financial expert.

The Audit Committee oversees the accounting, financial reporting and audit processes; makes recommendations to the Board of Directors regarding the selection of independent auditors; reviews the results and scope of audit and other services provided by the independent auditors; reviews the accounting principles and auditing practices and procedures to be used in preparing our financial statements; and reviews our internal controls. The Audit Committee charter is attached as Appendix A.

The Audit Committee works closely with management and our independent auditors. The Audit Committee also meets with our independent auditors in an executive session, without the presence of our management, on a quarterly basis, following completion of their quarterly reviews and annual audit to review the results of their work. The Audit Committee also meets with our independent auditors to approve the annual scope of the audit services to be performed.

The Audit Committee met four times in 2004.

PRE-APPROVAL POLICY

As part of its responsibility, the Audit Committee pre-approves audit and non-audit services performed by our independent auditor in order to assure that the provision of such services does not impair the auditor's independence. The Audit Committee's Pre-Approval Policy establishes a procedure requiring the Audit Committee to review and approve (1) all audit services, (2) permitted non-audit services, (3) tax services and (4) all other services to be performed by our independent auditor or its affiliates. Unless a type of service to be provided by our independent auditor or its affiliates has received general pre-approval, it requires specific pre-approval by the Audit Committee. The Audit Committee pre-approves both scope and fee levels for all services to be provided by our independent auditor or its affiliates within specified categories of services. Any proposed services exceeding pre-approval scope or cost levels require specific pre-approval by the Audit Committee. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee approved of all of the services provided by Weinberg & Company, P.A. for fiscal year 2003 and 2004.

NOMINATING AND CORPORATE GOVERNANCE

The Nominating and Corporate Governance Committee presently consists of Messrs. Paul D. Sheriff and David M. Campatelli. Mr. Sheriff serves as chairman of the Nominating and Corporate Governance Committee. Both members of the Nominating and Corporate Governance Committee meet the independence requirements of the Nasdaq Stock Market as currently in effect.

The Nominating and Corporate Governance Committee considers and periodically reports on matters relating to the identification, selection and qualification of the Board of Directors and candidates nominated to the Board of Directors and its committees; develops and recommends governance principles applicable to us; and oversees the evaluation of the Board of Directors and management.

The Nominating Committee met one time in 2004.

DIRECTOR QUALIFICATIONS

The Nominating and Corporate Governance Committee uses a variety of criteria to evaluate the qualifications and skills necessary for members of our Board of Directors. Under these criteria, members of the Board of Directors should have the highest professional and personal ethics and values, consistent with our values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of our stockholders.

IDENTIFICATION AND EVALUATION OF NOMINEES FOR DIRECTORS

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and valuating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board of Directors, professional firms, stockholders or other persons. The candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. The Nominating and Corporate Governance Committee properly submitted stockholder recommendations for candidates for the Board of Directors. In evaluating such recommendations, the Nominating and Corporate Governance Committee uses the qualifications standards discussed above and seeks to achieve a balance of knowledge, experience and capability on the Board of Directors.

STOCKHOLDER NOMINATIONS

The Nominating and Corporate Governance Committee will consider stockholder nominations for director. Nominations for director submitted to this committee by stockholders are evaluated according to our overall needs and the nominee's knowledge, experience and background. A nominating stockholder must give appropriate notice to the company of the nomination not less than 90 days prior to the first anniversary of the preceding year's annual meeting. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the preceding year's annual meeting, the notice by the stockholder must be delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made.

The stockholders' notice shall set forth, as to each person whom the stockholder proposes to nominate for election as a director:

      o the name, age, business address and residence address of such person,

      o     the principal occupation or employment of the person,

      o the class and number of shares of the company which are beneficially owned by such person, if any,

      o any other information relating to such person which is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act and the rules thereunder;

      o     the stockholder giving the notice,

      o the name and record address of the stockholder and the class and number of shares of the company which are beneficially owned by the stockholder,

      o a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which nomination(s) are to be made by such stockholder,

      o a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and

      o any other information relating to such person which is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act, and the rules thereunder.

The notice must be accompanied by a written consent of the proposed nominee to be named as a director.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

The following procedures have been established by the Board in order to provide communications between our stockholders and the Board:

Stockholders may send correspondence, which should indicate that the sender is a stockholder, to the Board or to any individual director, by mail to Corporate Secretary, c/o The Bluebook International Holding Company, 21098 Bake Parkway, Suite 100, Lake Forest, California 92630-2163.

Our Secretary will be responsible for the first review and logging of this correspondence and will forward the communication to the director or directors to whom it is addressed unless it is a type of correspondence which the Board has identified as correspondence which may be retained in our files and not sent to directors. The Board has authorized the Secretary to retain and not send to the directors communications that: (1) are advertising or promotional in nature (offering goods or services); (2) solely relate to complaints by clients with respect to ordinary course of business customer service and satisfaction issues; or (3) clearly are unrelated to our business, industry, management or Board or committee matters. These types of communications will be logged and filed but not circulated to our directors. Except as set forth in the preceding sentence, the Secretary will not screen communications sent to directors.

The log of stockholder correspondence will be available to members of the Board for inspection. At least once each year, the Secretary will provide to the Board a summary of the communications received from stockholders, including the communications not sent to directors in accordance with the procedures set forth above.

COMPENSATION COMMITTEE

The Compensation Committee consists of Messrs. Paul D. Sheriff and David M. Campatelli. Mr. Campatelli serves as chairman of the Compensation Committee. Mr. Sheriff and Mr. Campatelli meet the independence requirements of the Nasdaq Stock Market as currently in effect.

The Compensation Committee oversees and makes recommendations to the Board of Directors regarding our compensation and benefits policies; and oversees, evaluates and approves compensation plans, policies and programs for our executive officers.

The Compensation Committee did not meet in 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2004, no member of the Compensation Committee was either an officer or consultant of the Company. During fiscal 2004, no member of the Board or executive officer of the Company served as a member of the Board of Directors or Compensation Committee of any entity that has an executive officer serving as a member of our Board of Directors or Compensation Committee.

ANNUAL MEETING ATTENDANCE

Each director is encouraged to attend annual meetings of our stockholders and to be available to answer any questions posed by stockholders to such director.

CODE OF ETHICS

We have adopted a code of ethics that complies with the standards mandated by the Sarbanes-Oxley Act of 2002. This code applies to our chief executive officer and our senior financial officers, including our principal accounting officer and treasurer.

If we amend or grant any waiver, including an implicit waiver, from a provision of the code of ethics that applies to our directors and executive officers, including our chief executive officer and our senior financial officers, we will publicly disclose such amendment or waiver as required by applicable law and regulations or post such amendment or waiver on our website at www.bluebook.net. The information on our website is not, and shall not be deemed to be, a part of this information statement or incorporated by reference into this or any other filing we make with the SEC.

CORPORATE GOVERNANCE DOCUMENTS

Our corporate governance documents, including our code of ethics, Audit Committee charter, Nominating and Corporate Governance charter and Compensation Committee charter are not on our Website. By the Annual Meeting, management intends to have our corporate governance documents, including our code of ethics, Audit Committee charter, Nominating and Corporate Governance charter and Compensation Committee charter available on our website at www.bluebook.net. Our Nominating and Corporate Governance charter and our Audit Committee charter are attached hereto as Appendix A and B, respectively.

In addition, we will provide a copy of any of these documents without charge to any stockholder upon written request made to Corporate Secretary, The Bluebook International Holding Company, 21098 Bake Parkway, Suite 100, Lake Forest, California 92630-2163.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
                           RELATED STOCKHOLDER MATTERS

      The following tables set forth information regarding the beneficial ownership of our Common Stock and Preferred Stock as of April 21, 2005 as to:

      o each of the executive officers named in the Summary Compensation Table in this Information Statement;

      o     each director and nominee for director;

      o each person who is known by us to own beneficially more than 5% of our outstanding Common Stock or Preferred Stock; and

      o     all directors and executive officers as a group.

      Unless otherwise indicated, the address of each listed stockholder is c/o The Bluebook International Holding Company, 21098 Bake Parkway, Suite 100, Lake Forest, California 92630-2163.

      Our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.0001 per share, and 5,000,000 shares of preferred stock, par value $0.0001 per share. As of April 21, 2005, 8,760,221 shares of common stock were issued and outstanding and no shares of preferred stock were issued and outstanding. We have reserved 686,688 shares of common stock for issuance pursuant to warrants issued by the Company.


                                                               NUMBER OF SHARES       PERCENTAGE
  NAME OF BENEFICIAL OWNER                                     OF COMMON STOCK        OWNERSHIP OF
                                                                  BENEFICIALLY         COMMON
                                                                     OWNED (1)         STOCK

Named Executive Officers and Directors

Mark A. Josipovich                                                638,255               7.29 %
Daniel T. Josipovich                                              761,234               8.69 %
Peter Johnson                                                           0               0.00 %
Brian C. Jones                                                          0               0.00 %
Paul D. Sheriff                                                         0               0.00 %
David M. Campatelli                                                     0               0.00 %

All Executive Officers and Directors as a Group (6
Persons)                                                        1,399,489              15.98 %

Five Percent Stockholders of Common Stock

Daniel E. Josipovich                                            3,543,000 (2)          40.44 %
Dorothy E. Josipovich                                           3,543,000 (3)          40.44 %
The Freedom Family, LLC                                         2,733,333 (4)          31.20 %
Roaring Fork Capital SBIC, L.P.                                   840,000 (5)           9.59 %

Eugene C. Mc Colley                                               840,000 (6)           9.59 %

Roaring Fork Capital Management LLC                               840,000 (7)           9.59 %
Ian P.Ellis                                                       834,000 (8)           9.52 %
Micro Capital LLC                                                 834,000 (9)           9.52 %
Micro Capital Fund L.P.                                           516,000 (10)          5.89 %
Chris Albrick                                                     418,074 (11)          4.77 %


(1) Unless otherwise indicated, all persons named in the table above have sole voting and investment power with respect to the shares of common stock beneficially owned by them. For purposes of this table, a person is deemed to have "beneficial ownership" of any shares as of April 21, 2005 which the person has the right to acquire within 60 days of such date. For purposes of computing the outstanding shares held by each person named above on a given date, any shares which such person has the right to acquire within 60 days after such date are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Daniel E. Josipovich beneficially owns an aggregate of 3,543,000 shares of common stock, consisting of 525,917 shares of common stock held in his name, 283,750 shares of common stock held in the name of Dorothy E. Josipovich and 2,733,333 shares of common stock owned by The Freedom Family, LLC. These shares collectively constitute 40.44% of the total number of shares of common stock currently issued and outstanding. Daniel
      E. Josipovich may be deemed to share beneficial ownership of the 283,750 shares of common stock held in the name of Dorothy E. Josipovich and the 2,733,333 shares of common stock owned by The Freedom Family, LLC, but hereby disclaims beneficial ownership of shares. The address of Daniel E. Josipovich is 21391 Avenida Manantial, Lake Forest, CA 92630.

(3) Dorothy E. Josipovich beneficially owns an aggregate of 3,543,000 shares of common stock, consisting of 283,750 shares of common stock held in her name, 525,917 shares of common stock held in the name of Daniel E. Josipovich and 2,733,333 shares of common stock owned by The Freedom Family, LLC. These shares collectively constitute 40.44% of the total number of shares of common stock currently issued and outstanding. Dorothy
      E. Josipovich may be deemed to share beneficial ownership of the 525,917 shares of common stock held in the name of Daniel E. Josipovich and the 2,733,333 shares of common stock owned by The Freedom Family, LLC, but hereby disclaims beneficial ownership of such shares. The address of Dorothy Josipovich is 21391 Avenida Manantial, Lake Forest, CA 92630.

(4) The address of The Freedom Family, LLC is 21391 Avenida Manantial, Lake Forest, CA 92630.

(5) Includes stock underlying a warrant to purchase up to 140,000 shares of common stock at an exercise price of $1.31 per share. The address of Roaring Fork Capital SBIC, L.P. is 5310 DTC Parkway, Suite I, Greenwood Village, CO 80111.

(6) Eugene M. McColley is the natural control person of Roaring Fork Capital Management, LLC, which is the general partner and investment advisor to Roaring Fork Capital SBIC, L.P. Roaring Fork Capital Management, LLC and Eugene M. McColley have investment power and voting control over the 840,000 shares of common stock held in the name of Roaring Form Capital SBIC, L.P., but each disclaims beneficial ownership of these securities. The 840,000 shares of common stock includes stock underlying warrants to purchase up to 140,000 shares of common stock at an exercise price of $1.31 per share. The address of Eugene C. McColley is 5310 DTC Parkway, Suite I , Greenwood Village, CO 80111.

(7) Roaring Fork Capital Management, LLC is the general partner and investment advisor to Roaring Fork Capital SBIC, L.P. Roaring Fork Capital Management, LLC and Eugene M. McColley, the natural control person of Roaring Fork Capital Management, LLC, have investment power and voting control over the 840,000 shares of common stock held in the name of Roaring Form Capital SBIC, L.P., but each disclaims beneficial ownership of these securities. The 840,000 shares of common stock includes stock underlying warrants to purchase up to 140,000 shares of common stock at an exercise price of $1.31 per share. The address of Roaring Fork Capital Management, LLC is 5310 DTC Parkway, Suite I, Greenwood Village, CO 80111.

(8) Ian P. Ellis is the natural control person of MicroCapital, LLC, which is the general partner and investment advisor to MicroCapital Fund L.P. and MicroCapital Fund Ltd. MicroCapital LLC and Ian P. Ellis have investment power and voting control over the 516,000 shares of common stock held in the name of MicroCapital Fund L.P. and the 318,000 shares of common stock held in the name of MicroCapital Fund Ltd, but each disclaims beneficial ownership of these securities. The 834,000 shares of common stock includes stock underlying warrants to purchase up to 139,000 shares of common stock at an exercise price of $1.31 per share. The address of Ian P. Ellis is 201 Post Street, Suite 1001, San Francisco, CA 94108. Ian P. Ellis is the principal owner of MicroCapital LLC and has sole responsibility for the selection, acquisition and disposition of the portfolio securities by MicroCapital LLC on behalf of its funds. MicroCapital LLC is the general partner and investment advisor to MicroCapital Fund L.P. and MicroCapital Fund Ltd.

(9) MicroCapital LLC is the general partner and investment advisor to MicroCapital Fund L.P. and MicroCapital Fund Ltd. MicroCapital LLC and Ian
      P. Ellis, the natural control person of MicroCapital LLC, have investment power and voting control over the 516,000 shares of common stock held in the name of MicroCapital Fund L.P. and the 318,000 shares of common stock held in the name of MicroCapital Fund Ltd, but each disclaims beneficial ownership of these securities. The 834,000 shares of common stock includes stock underlying warrants to purchase up to 139,000 shares of common stock at an exercise price of $1.31 per share. The address of MircroCapital LLC is 201 Post Street, Suite 1001, San Francisco, CA 94108.

(10) Includes stock underlying a warrant to purchase up to 86,000 shares of common stock at an exercise price of $1.31 per share. The address of MicroCapital Fund LP is 410 Jessie Street, Suite 1002, San Francisco, CA 94103.

(11)  The address of Chris Albrick is 25 Bridgeport, Dana Point, CA 92629.

             Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all such forms which they file.

      We have not received a Form 3 and to the best of our knowledge a Form 3 has not been filed with the SEC for Paul Sheriff, David Campatelli, Brian C. Jones or Peter Johnson since each became an officer or director. We have requested that each such person file a Form 3 in accordance with Section 16(a) of the Exchange Act. The Freedom Family, LLC did not timely file a Form 4 with respect to the Company's issuance of a total of 2,733,333 shares of common stock on conversion of the Company's outstanding 2,050 shares of Series B Convertible Preferred Stock held by Daniel E. and Dorothy E. Josipovich in the name of The Freedom Family, LLC. Mark Josipovich, Daniel T. Josipovich and Daniel E. Josipovich did not timely file a Form 4 with respect to the Company's October 2004 issuances of:

      o 354,505 shares of common stock in settlement of $265,879 of debt owed to Mark A. Josipovich;
      o 477,484 shares of common stock in settlement of $358,113 of debt owed to Daniel T. Josipovich; and
      o 242,167 shares of common stock in settlement of $181,625 of debt owed to Daniel E. Josipovich.

Except for the above, to our knowledge, based solely on our review of such reports or written representations from certain reporting persons, we believe that all of the filing requirements applicable to our officers, directors, greater than 10% beneficial owners and other persons subject to Section 16 of the Exchange Act were complied with during the year ended December 31, 2004.

PROPOSAL TWO:

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Weinberg & Company, P.A. to audit our financial statements for the fiscal year ending December 31, 2005. Although ratification by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint new independent auditors at any time during the year if the Board of Directors believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders do not ratify the appointment of Weinberg & Company, P.A. the Board of Directors may reconsider its selection.

Weinberg & Company, P.A. was first appointed in fiscal year 2002, and has audited our financial statements for fiscal years 2003 and 2004. The Board of Directors expects that representatives of Weinberg & Company, P.A. will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.


AUDIT AND OTHER FEES

The following table sets forth the aggregate fees for professional audit services rendered by Weinberg & Company, P.A. for audit of our annual financial statements for the years ended December 31, 2004 and 2003, and fees billed for other services provided by Weinberg & Company, P.A. for the years ended December 31, 2004 and 2003. Weinberg & Company, P.A. was retained in November 2002 and audited the Company's financial statements and provided audit-related services for fiscal years 2004 and 2003.

                                                     Year Ended
                                                    December 31,
                                            ------------------------------

                                                2004            2003
                                            -------------- ---------------
Audit Fees                                  $       38,573          93,154

Audit-Related Fees                                  38,444              --
Tax Fees                                                --              --
All Other Fees                                       1,506           37,181
                                            -------------- ---------------
Total Fees Paid                             $       78,523 $       130,335
                                            ============== ===============

      Audit Fees
The aggregate fees for the annual audit of our financial statements and review of our quarterly financial statements.

      Audit-Related Fees
The aggregate fees for the auditor's consent for use of our audited financial statements in our S-8 Registration Statement and SB-2 Registration Statement and review of documents related to our private placement.

      Tax Fees
None.

      All Other Fees
The aggregate fees for fiscal year 2003 for due diligence for due diligence for a potential merger with Cotelligent, review of Bluebook's financial projections for use in financing transactions, and for fiscal year 2004, assistance with various financing arrangements.

VOTE REQUIRED

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to ratify the appointment of Weinberg & Company, P.A. as our independent auditors. Abstentions will have the effect of a vote "against" the ratification of Weinberg & Company, P.A. as our independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF WEINBERG & COMPANY, P.A. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

         The following table sets forth compensation information for our Chief Executive Officer and other executive officers as of the end of fiscal year 2004, 2003 and 2002.


                 Summary Compensation Table Annual Compensation

                                        Fiscal                                           Other Annual
Name and Principal Positions              Year            Salary           Bonus         Compensation
------------------------------------    ----------       ----------       ---------      -------------
Mark A. Josipovich                        2004           $ 180,000 (1)           --                  --
President and Chief                       2003           $ 180,000 (2)    $ 39,500       $     19,186 (4)
Executive Officer                         2002           $ 180,000 (3)           --      $     19,721 (5)

Daniel T. Josipovich                      2004           $ 180,000 (6)           --                  --
Chief Operating Officer                   2003           $ 180,000 (7)    $ 35,800       $     25,577 (9)
                                          2002           $ 180,000 (8)           --      $     25,233 (10)

Peter Johnson                             2004           $ 110,000 (11)          --                  --
Chief Technology Officer

Brian C. Jones                            2004           $ 139,200 (12)          --                  --
Executive Vice President                  2003           $ 139,200               --                  --
Insurance Solutions                       2002           $ 139,200               --                  --

------------
(1) Excludes $265,879 of debt in the form of accrued but unpaid compensation, which amount was paid off in October of 2004 upon receipt of 345,505 shares of the Company's common stock.

(2) Includes $160,000 that was deferred at the election of the executive officer, which amount was discharged in October 2004 in exchange for shares of the Company's common stock.

(3) Includes $31,165 that was deferred at the election of the executive officer, which amount was discharged in October 2004 in exchange for shares of the Company's common stock.

(4) Includes reimbursement of $9,267 for automobile expenses and $9,880 for health insurance.

(5) Includes reimbursement of $7,746 for automobile expenses and $9,880.32 for health insurance.

(6) Excludes $358,113 of debt in the form of accrued but unpaid compensation, which amount was paid off in October of 2004 upon receipt of 477,484 shares of the Company's common stock.

(7) Includes $150,000.00 that was deferred at the election of the executive officer, which amount was discharged in October 2004 in exchange for shares of the Company's common stock.

(8) Includes $39,000 that was deferred at the election of the executive officer, which amount was discharged in October 2004 in exchange for shares of the Company's common stock.

(9) Includes reimbursement of $15,658.36 for automobile expenses and $9,918 for health insurance.

(10) Includes reimbursement of $15,393.08 for automobile expenses and $8,593 for health insurance.

(11) Peter Johnson' s annual salary for fiscal year 2004 was $110,000. Mr. Johnson was hired in September of 2004 and received a pro-rata share of his annual salary in the amount of $27,500 for the fiscal year 2004.

(12) Excludes $94,587 of debt in the form of accrued by unpaid compensation which amount was paid off in October of 2004 upon receipt of 126,116 shares of common stock.

Employment agreements

      In September 2001, Bluebook International entered into employment agreements with Mark A. Josipovich and Daniel T. Josipovich for a term of two years with an automatic extension of successive one-year periods.

      Effective October 1, 2001, Bluebook Holding assumed these agreements and expanded the services to include each person's executive position. Under these agreements, Mark A. Josipovich is employed as the Chief Executive Officer, President, and Treasurer, and Daniel T. Josipovich is employed as the Chief Operating Officer, each with an annual salary of $180,000, plus health insurance benefits, term life insurance benefits and the right to participate in any future employee stock option, retirement, profit sharing or other benefit plans offered in the future to similarly situated employees. The employment agreements also contain indemnification and confidentiality provisions. The agreements also provide that we should reimburse the employee for all reasonable and necessary expenses incurred on our behalf. In the event of termination without cause by Mark A. Josipovich or Daniel T. Josipovich or termination with cause by us, Mark
A. Josipovich and Daniel T. Josipovich are entitled to all accrued and unpaid compensation as of the date of termination. In the event of termination with cause by Mark A. Josipovich or Daniel T. Josipovich or termination without cause by us, Mark A. Josipovich or Daniel T. Josipovich are entitled to all accrued and unpaid compensation as of the date of termination and the total amount of annual salary from the date of termination until the end of the term of the employment agreements.

Director Compensation

      Our directors who are not employees of the Company are not paid annual cash fees, and do not receive any fees for attending the Board meetings or Committee meetings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      As part of an Amended and Restated Asset Purchase and Sale Agreement, dated September 15, 2001, the Company is obligated to pay a royalty to Daniel E. and Dorothy E. Josipovich in the amount of 6% of net revenue, defined as the aggregate of all gross revenues, sales, and receipts of whatever nature or kind received by the Company, less any returns, rebates, discounts, allowances, rejections and credits, and less the actual out-of-pocket costs and expenses incurred, except depreciation, reserves, taxes, interest and extraordinary expenses. As of December 31, 2004 and 2003, under the above definition, the Company has negative net revenues, therefore no royalty expenses were accrued.

      Effective as of January 1, 2002, Bluebook International entered into a consulting agreement with Daniel E. Josipovich, father of our executive officers Mark A. Josipovich and Daniel T. Josipovich. Mr. Josipovich provides consulting services relating to labor and material costs, among other factors that affect the pricing information provided by THE BLUEBOOK and our InsureBASE product. In addition, Mr. Josipovich provides consulting services relating to the automation of our database. Aggregate fees paid or payable to Daniel E. Josipovich, for consulting services rendered and related expenses during the years ended December 31, 2004 and 2003 were $150,000 and $150,000, respectively.

      Paul D. Sheriff, a director, serves as President of PDSA, Inc., which served as one of the Company's consultants from December 1997 until October 2002. PDSA provided consulting services relating to programming (coding), product design assistance and product development. Aggregate fees billed to us by PDSA for consulting services rendered during the year ended December 31, 2002 was $158,770, and was included in Programming costs.

      In August 2002 we entered into a Stock Purchase Agreement with Cotelligent, Inc. in which we agreed to sell to Cotelligent approximately 5.3 million shares of our Series C Convertible Preferred Stock for $5.1 million in two tranches. The first tranche closed in August 2002 in which Cotelligent purchased approximately 3.055 million shares of Series C Convertible Preferred Stock with a combination of cash in the amount of $1.5 million and extinguishment of $2.1 million of outstanding accounts payable.

      The second tranche closed in December 2002 for the purchase of the remaining shares of Series C stock in cash in the amount of $1.5 million. By virtue of its ownership of approximately 5.3 million shares of our Series C Convertible Preferred Stock, which were convertible into an equal number of shares of our common stock, Cotelligent became, at the time, a beneficial owner of more than five percent of our voting securities. In connection with this financing, we also entered into the Consulting Agreement with Cotelligent under which Cotelligent was to complete development of B.E.S.T.Net and B.E.S.T.Central by August 2002. In March 2003, Cotelligent refused to continue further development work unless we agreed to pay over $400,000 in invoices, which exceeded the total project cost provided in the Consulting Agreement. We terminated the Consulting Agreement soon thereafter and paid Cotelligent $2,413,375 for its services. We disputed that any further amounts were due under the Consulting Agreement.

      We entered into a mutual settlement agreement with Cotelligent pursuant to which all of the approximately 5.3 million shares of Series C Convertible Preferred Stock held by Cotelligent was converted into the same number of shares of our common stock on May 6, 2004. These shares represent 265,835 shares of the Company's common stock.

      In October 2004, the Company issued a total of 2,733,333 shares of common stock on conversion of the Company's outstanding 2,050 shares of Series B Convertible Preferred Stock held by Daniel E. and Dorothy E. Josipovich in the name of The Freedom Family, LLC. Also in October of 2004, the Company issued:

      o 354,505 shares of common stock in settlement of $265,879 of debt owed to Mark A. Josipovich, our President, Chief Executive
            Officer and a director;
      o 477,484 shares of common stock in settlement of $358,113 of debt owed to Daniel T. Josipovich, our Chief Operating Officer and a director;
      o 242,167 shares of common stock in settlement of $181,625 of debt owed to Daniel E. Josipovich, one of our largest security holders and an immediate family member of our executive officers Mark A. Josipovich and Daniel T. Josipovich;
      o 157,560 shares of common stock in settlement of $118,170 of debt owed to Michela Josipovich, an immediate family member of our executive officers Mark A. Josipovich and Daniel T. Josipovich;
      o     126,116 shares of common stock in settlement of $94,587 of debt owed to Brian Jones, our Vice President - Insurance Solutions; and
      o     30,000 shares of common stock in settlement of $22,500 of debt owed to Robert Dewar, an immediate family member of our executive officer Mark A. Josipovich.

      On November 17, 2004, the Company declared a 1 for 20 reverse stock split. All share and per share amounts have been retro-actively restated as if the reverse split occurred as of the beginning of the period.

      Following the reverse stock split, in November 2004, the Company issued:

      o 418,074 shares of common stock to Chris Albrick, a creditor of the Company, in settlement of debts totaling $438,978 pursuant to a Convertible Promissory Note issued by the Company in August 2004;
      o 10,000 shares of common stock to Julia Sugityo in settlement of debts totaling $10,000 pursuant to a Share Purchase Agreement dated November 8, 2004;
      o 306,667 shares of common stock to Century Capital Management Ltd., a consultant to the Company, for consulting services rendered; and
      o 3,000 shares of common stock to Morris Diamond et al. in connection with the settlement of litigation.

      The Company may issue a warrant to purchase 90,000 shares of common stock at a price of $1.40 per share to Chris Albrick, a consultant of the Company, as a bonus payment.

      All of the common stock and warrant issuances discussed above were issued in reliance upon the exemptions from registration provided by section 4(2) of the Securities Act of 1933 as the securities were offered in private transactions which did not involve any public offering.

      On December 23, 2004, the Company filed a Form S-8 registration statement registering the 306,667 shares of common stock, $0.0001 par value per share, issued to Century Capital Management Ltd., which were offered upon the terms and subject to the conditions set forth in the Engagement Letter, dated October 8, 2004, between the Company and Century Capital Management Ltd.

      On November 19, 2004 the Company issued to accredited investors, pursuant to a Securities Purchase Agreement, 2,131,033 shares of common stock of the Company and warrants to purchase an aggregate of 426,206 shares of common stock for an aggregate consideration of $2,237,585. The warrants issued to the accredited investors have an exercise price of $1.31 per share and are exercisable immediately. In addition, the Company issued a warrant to purchase 170,482 shares of common stock to the placement agent, Roth Capital Partners, LLC, for the transactions contemplated by the Securities Purchase Agreement. The warrant issued to the placement agent has a term of five years, has an exercise price of $1.15 per share and is exercisable immediately.

      Our November 19, 2004 issuance of 2,131,033 shares of common stock and 596,688 warrants to accredited investors was in reliance upon the exemptions from registration provided by Section 4(2) of the Securities Act of 1933 and on Rule 506 of Regulation D promulgated thereunder.

                          COMPENSATION COMMITTEE REPORT

      The following Report of the Compensation Committee do not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein.

      The Compensation Committee has furnished this report on executive compensation for the 2004 fiscal year.

      The Compensation Committee has the authority to review and determine the salaries and bonuses of senior executive officers of the company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals.

      The Compensation Committee believes that the compensation programs for our executive officers should reflect the company's performance and the value created for our stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the company, reward individual contribution to our success and align the interests of our officers with the interests of our stockholders. We are engaged in a very competitive industry, and our success depends upon our ability to attract and retain qualified executives through the competitive compensation packages we offer to such individuals.

      The principal factors that were taken into account in establishing each executive officer's compensation package for the 2004 fiscal year are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

Chief Executive Officer Compensation

         Mark J. Josipovich, who served as our Chief Executive Officer, President, Treasurer and Principal Accounting Officer during 2004, earned a salary of $180,000 for 2004 under the terms of the employment agreement he executed in September 2001. The Board of Directors did not award a bonus to Mr. Josipovich for 2004. The following table sets forth compensation information for Mark J. Josipovich as of the end of fiscal year 2004, 2003 and 2002.

                 Summary Compensation Table Annual Compensation

                                        Fiscal                                             Other Annual
Name and Principal Positions              Year            Salary           Bonus           Compensation
------------------------------------    ----------       ----------       ---------      ---------------
Mark A. Josipovich                        2004           $ 180,000 (1)           --                --
President and Chief                       2003           $ 180,000 (2)    $ 39,500       $     19,186 (4)
Executive Officer                         2002           $ 180,000 (3)           --      $     19,721 (5)

(1) Excludes $265,879 of debt in the form of accrued but unpaid compensation, which amount was paid off in October of 2004 upon receipt of 345,505 shares of the Company's common stock.

(2) Includes $160,000 that was deferred at the election of the executive officer, which amount was discharged in October 2004 in exchange for shares of the Company's common stock.

(3) Includes $31,165 that was deferred at the election of the executive officer, which amount was discharged in October 2004 in exchange for shares of the Company's common stock.

(4) Includes reimbursement of $9,267 for automobile expenses and $9,880 for health insurance.

(5) Includes reimbursement of $7,746 for automobile expenses and $9,880.32 for health insurance.

Chief Operating Officer Compensation.

      Daniel T. Josipovich, who served as our Chief Operating Officer during 2004, earned a salary of $180,000 for 2004 under the terms of the employment agreement he executed in September 2001. The Board of Directors did not award a bonus to Mr. Daniel T. Josipovich for 2004. The following table sets forth compensation information for our Chief Operating Officer as of the end of fiscal year 2004, 2003 and 2002.

                 Summary Compensation Table Annual Compensation

                                        Fiscal                                           Other Annual
Name and Principal Positions              Year            Salary           Bonus         Compensation
------------------------------------    ----------       ----------       ---------      -------------
Daniel T. Josipovich                      2004           $ 180,000 (1)           --                  --
Chief Operating Officer                   2003           $ 180,000 (2)    $ 35,800       $     25,577 (4)
                                          2002           $ 180,000 (3)           --      $     25,233 (5)

(1) Excludes $358,113 of debt in the form of accrued but unpaid compensation, which amount was paid off in October of 2004 upon receipt of 477,484 shares of the Company's common stock.

(2) Includes $150,000.00 that was deferred at the election of the executive officer, which amount was discharged in October 2004 in exchange for shares of the Company's common stock.

(3) Includes $39,000 that was deferred at the election of the executive officer, which amount was discharged in October 2004 in exchange for shares of the Company's common stock.

(4) Includes reimbursement of $15,658.36 for automobile expenses and $9,918 for health insurance.

(5) Includes reimbursement of $15,393.08 for automobile expenses and $8,593 for health insurance.

CTO Compensation.

      The following table sets forth compensation information for our Chief Technology Officer as of the end of fiscal year 2004.


                 Summary Compensation Table Annual Compensation

                                        Fiscal                                           Other Annual
Name and Principal Positions              Year            Salary           Bonus         Compensation
------------------------------------    ----------       ----------       ---------      -------------
Peter Johnson                             2004           $ 110,000 (1)           --                  --
Chief Technology Officer

(1) Peter Johnson's annual salary for fiscal year 2004 was $110,000. Mr. Johnson was hired in September of 2004 and received a pro-rata share of his annual salary in the amount of $27,500 for the fiscal year 2004.

Vice President of Insurance Solutions Compensation.

         The following table sets forth compensation information for our Vice President of Insurance Solutions as of the end of fiscal year 2004, 2003 and 2002.

                 Summary Compensation Table Annual Compensation

                                        Fiscal                                             Other Annual
Name and Principal Positions              Year            Salary           Bonus           Compensation
------------------------------------    ----------       ----------       ---------      ---------------
Brian C. Jones                            2004           $ 139,200 (1)           --                    --
Vice President                            2003           $ 139,200               --                    --
Insurance Solutions                       2002           $ 139,200               --                    --

(1) In October 2004, the Company issued a total of 126,116 shares of common stock in settlement of $94,587 of debt owed to Brian Jones.

      Compliance with Code Section 162(m). Section 162(m) of the Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance based. Non-performance based compensation paid to our executive officers for the 2004 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to our executive officers for the 2005 fiscal year will exceed that limit.

      Because it is unlikely that the cash compensation payable to any of our executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to our executive officers. The Compensation Committee will reconsider this decision should the individual cash non-performance based compensation of any executive officer ever approach the $1 million level.

      The Board did not modify any action or recommendation made by the Compensation Committee with respect to executive compensation for the 2004 fiscal year. It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align our performance and the interests of our stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long term.

                                       Respectfully submitted by:

                                       PAUL D. SHERIFF
                                       DAVID M. CAMPATELLI

                             AUDIT COMMITTEE REPORT

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein, and shall not be deemed to be soliciting material or otherwise deemed filed under either such Act.

The Audit Committee is currently composed of four directors, two of whom are independent. The duties and responsibilities of a member of the Audit Committee are in addition to his duties as a member of the Board.

The Audit Committee operates under a written charter. A copy of the Audit Committee Charter is attached as Appendix A to this information statement. The Board and the Audit Committee believe that the Audit Committee Charter complies with the current standards set forth in SEC regulations. There may be further action by the SEC during the current year on several matters that affect all audit committees. The Board and the Audit Committee continue to follow closely further developments by the SEC in the area of the functions of audit committees and will make additional changes to the Audit Committee Charter and the policies of the Audit Committee as required or advisable as a result of these new rules and regulations.

The Audit Committee's primary duties and responsibilities are:

      o     engage our independent auditor;

      o monitor the independent auditor's independence, qualifications and performance;

      o     pre-approve all audit and non-audit services;

      o monitor the integrity of our financial reporting process and internal controls system;

      o provide an open avenue of communication among the independent auditor, financial and senior management of the company and the Board; and

      o     monitor our compliance with legal and regulatory requirements.

Management is responsible for our internal controls and the financial reporting process. Our independent auditor is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

We are planning to form an internal management group, reporting to the Chief Executive Officer and the Audit Committee, that is charged with guiding our company in meeting the various requirements of Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee has begun to implement procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter. The Audit Committee met four times during 2004 and once in early 2005 with respect to the financial statements and financial condition of our company for fiscal years 2003 and 2004.

In overseeing the preparation of our financial statements, the Audit Committee met with both management and our outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statements on Auditing Standards No. 61 and 90 (Communication with Audit Committees).

With respect to our outside auditors, the Audit Committee, among other things, discussed with Weinberg & Company, P.A. matters relating to its independence, including the written disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also reviewed and approved the audit and non-audit fees of that firm.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board that the Board approve the inclusion of our audited financial statements in the Form 10-KSB for filing with the SEC.

                                        Respectfully submitted by:

                                             MARK A. JOSIPOVICH
                                             DANIEL T. JOSIPOVICH
                                             PAUL D. SHERIFF
                                             DAVID M. CAMPATELLI

Stockholders Sharing an Address; Copies of Annual Report

We are sending only one Annual Report and Information Statement to two or more stockholders that share an address unless we receive contrary instructions from any beneficial owner at that address. This "householding" practice reduces our printing and postage costs. However, if a beneficial owner at such an address wishes to receive separate annual reports or information statements this year or in the future, he or she may contact our transfer agent, Global Securities. If you are a stockholder of record receiving multiple copies, you can request householding by contacting us in the same manner. If you own your shares through a bank, broker or other nominee, you can request householding by contacting the nominee.

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission, will be sent to any stockholder without charge upon written request to the Corporate Secretary at the Bluebook International Holding Company, 21098 Bake Parkway, Suite 100, Lake Forest, California 92630-2163. A copy of our Annual Report on Form 10-K also may be obtained through the internet at the Securities and Exchange Commission's website www.sec.gov.

Stockholder Proposals

Shareholders interested in presenting a proposal to be considered for inclusion in the information statement for presentation at the 2006 annual meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, shareholder proposals must be received by us on or before January 2, 2006.

Shareholders interested in presenting a proposal for consideration at the 2006 annual meeting of shareholders must submit their proposal to us, and the proposal must be received by us on or before January 2, 2006.

OTHER MATTERS

Management does not know of any matters to be presented at the 2005 Annual Meeting other than those set forth herein and in the Notice accompanying this information statement.

It is important that your shares be represented at the 2005 Annual Meeting, regardless of the number of shares that you hold. By Order of the Board of Directors,


                                         /s/ MARK A. JOSIPOVICH

                                             MARK A. JOSIPOVICH
                                             Chairman of the Board and
                                             Chief Executive Officer

May 2, 2005
Lake Forest, California

                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY
                              STOCKHOLDERS MEETING
                     AUGUST 20, 2005 AT 10:00 AM LOCAL TIME
                          21098 BAKE PARKWAY, SUITE 100
                           LAKE FOREST, CA 92630-2163
                                 (949) 470-9534


DIRECTIONS FROM LOS ANGELES INTERNATIONAL AIRPORT (LAX):

1. Merge onto I-405 South (45.0 miles).
2. Take the Bake Parkway exit (0.6 miles).
3. Turn left onto Bake Parkway (2.3 miles).
4. End at 21098 Bake Parkway.


DIRECTIONS FROM LOS ANGELES/DOWNTOWN:

1. Merge onto I-5 South (39.0 miles).
2. Take the exit toward Alton Parkway (0.1 miles).
3. Merge onto Enterprise (<0.1 miles).
4. Turn right onto Alton Parkway (2.2 miles).
5. Turn right onto Toledo Way (0.4 miles).
6. Turn left onto Bake Parkway (0.4 miles).
7. End at 21098 Bake Parkway.


DIRECTORS FROM THE JOHN WAYNE AIRPORT:

1. Merge onto I-405 South (7.4 miles).
2. Take the Bake Parkway exit (0.6 miles).
3. Turn left onto Bake Parkway (2.3 miles).
4. End at 21098 Bake Parkway.

                                   APPENDIX A

            CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                  OF THE BLUEBOOK INTERNATIONAL HOLDING COMPANY

PURPOSE:

      The purpose of the Audit Committee of the Board of Directors of The Bluebook International Holding Company (the "Company") shall be to:

      o Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

      o Assist the Board in oversight and monitoring of (1) the integrity of the Company's financial statements; (2) the Company's compliance with legal and regulatory requirements; (3) the independent auditor's qualifications, independence and performance; and (4) the Company's internal accounting and financial controls;

      o Prepare the report that the rules of the Securities and Exchange Commission (the "SEC") require be included in the Company's annual proxy statement;

      o Provide the Company's Board with the results of its monitoring and recommendations derived therefrom; and provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

      The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any additional criteria required by the SEC):

      o Each member will be able to read and understand fundamental financial statements; and

      o At least one member will be a financial expert, as defined in the rules of the SEC.

AUTHORITY AND RESPONSIBILITIES:

      In addition to any other responsibilities which may be assigned from time to time by the Board of Directors, the responsibilities of the Audit Committee shall include:

      o Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

      o Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

      o Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by (1) reviewing the independent auditors' proposed audit scope, approach and independence; (2) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (3) reviewing the independent auditors' peer review conducted every three years; (4) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (5) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements; and

      o At least annually, obtaining and reviewing a report by the independent auditor describing (1) the audit firm's internal quality control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm; and (3) any steps taken to deal with any such issues.


FINANCIAL STATEMENTS, DISCLOSURE AND OTHER RISK MANAGEMENT AND
         COMPLIANCE MATTERS

      o Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Reports on Form 10-KSB and Quarterly Reports on Form 10-QSB, respectively, with the SEC;

      o Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-QSB, using professional standards and procedures for conducting such reviews;

      o Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

      o Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

      o Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities;

      o Reviewing on a continuing basis the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

      o Providing a report in the Company's proxy statement in accordance with the rules and regulations of the SEC;

      o Reviewing the Company's policies and practices with respect to risk assessment and risk management, including discussing with management the Company's major financial risk exposures and the steps that have been taken to monitor and control such exposures;

      o Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting auditing matters;

      o If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

      o As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors (without seeking Board of Directors approval);

      o Reviewing, approving and monitoring the Company's code of ethics for its senior financial officers;

      o Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

      o Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

      o Reviewing the Company's financial and accounting reporting compliance relating to its employee benefit plans; and

      o Reviewing and approving in advance any proposed related party transactions.

REPORTING TO THE BOARD

      o At least quarterly, reporting to the Board. This report shall include a review of any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to be included by the Board;

      o At least annually, reviewing and assessing the adequacy of this charter and recommend any proposed changes to the Board for approval; and

      o At least annually, evaluating its own performance and report to the Board on such evaluation.

LIMITATIONS INHERENT IN THE AUDIT COMMITTEE'S ROLE:

It's not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

It is also not the duty of the Audit Committee to resolve disagreements, if any, between management and the outside auditors or to assure compliance with laws and regulations and the Company's policies generally. Furthermore, it is the responsibility of the CEO and senior management to avoid and minimize the Company's exposure to risk, and while the Audit Committee is responsible for reviewing with management the guidelines and policies to govern the process by which risk assessment and management is undertaken, the Audit Committee is not the sole body responsible.

MEETINGS:

      The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

      The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Operating Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

COMPENSATION:

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers, per meeting fees and special fees for service as Chair of the Audit Committee. Fees may be paid in such form of consideration as is determined by the Board of Directors, which may include cash, deferred payment, stock or stock options.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

DELEGATION OF AUTHORITY:

The Audit Committee may, from time to time, delegate its authority to approve non-audit services on a preliminary basis to one or more designated members of the Audit Committee, provided that such designees present any such approval to the full Audit Committee for ratification at the next scheduled meeting.

                                   APPENDIX B

               CHARTER FOR THE NOMINATING AND CORPORATE GOVERNANCE
                     COMMITTEE OF THE BOARD OF DIRECTORS OF

                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY

PURPOSE:

      The purpose of the Nominating and Corporate Governance Committee of the Board of Directors (the "Board") of The Bluebook International Holding Company (the "Company") shall be to ensure that the Board is properly constituted to meet its fiduciary obligations to stockholders and the Company, and that the Company has and follows appropriate governance standards.

      To carry out this purpose, the Nominating and Corporate Governance Committee shall: (1) identify prospective director nominees and recommend to the Board the director nominees for the next annual meeting or special meeting of stockholders at which directors are to be elected, and recommend individuals to the Board to fill any vacancies or newly created directorships that may occur between such meetings; (2) develop and recommend to the Board the governance principles applicable to the Company; (3) oversee the evaluation of the Board and management from a corporate governance perspective; (4) identify and recommend to the Board directors for membership on Board committees; (5) oversee and set compensation for the Company's directors; and (6) review the Company's reporting in documents filed with the Securities and Exchange Commission, to the extent related to corporate governance and other matters set forth in this charter.

MEMBERSHIP:

      The members of the Nominating and Corporate Governance Committee will be appointed by the Board, will serve at the discretion of the Board and may be removed by the Board at any time. The Nominating and Corporate Governance Committee shall consist of at least two members. The Board shall designate the Chairperson of the Nominating and Corporate Governance Committee.

AUTHORITY AND RESPONSIBILITIES:

      In addition to any other responsibilities which may be assigned from time to time by the Board, the Nominating and Corporate Governance Committee is authorized to undertake, and has responsibility for, the following matters.

      BOARD AND BOARD COMMITTEE NOMINEES

      The Nominating and Corporate Governance Committee shall conduct searches for qualified individuals for membership on the Company's Board. As vacancies or newly created positions occur, the Nominating and Corporate Governance Committee shall recommend individuals for membership on the Company's Board of Directors and directors for appointment to the committees of the Board. In making its recommendations, the Nominating and Corporate Governance Committee must:

      o     establish criteria for Board and committee membership;

      o review candidates' qualifications for membership on the Board or a committee of the Board and any potential conflicts with the Company's interests;

      o assess the contributions of current directors in connection with their nomination to the Board or committee;

      o periodically review the composition of the Board and its committees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board or any such committee; and

      o     consider rotation of committee members and committee chairpersons.

               EVALUATING THE BOARD, ITS COMMITTEES AND MANAGEMENT

      At least annually, the Nominating and Corporate Governance Committee shall
(1) review and assess the performance of the Board and its committees, and senior management of the Company; and (2) report such assessments, including any recommendations for proposed changes, to the Board.

      DIRECTOR COMPENSATION

      At least annually, the Nominating and Corporate Governance Committee shall review and approve compensation (including stock option grants and other equity-based compensation) for the Company's directors. In so reviewing and approving director compensation, the Committee shall:

      o identify corporate goals and objectives relevant to director compensation (including efforts by the Company to retain such directors and the cost to the Company of the particular directors' compensation or of all executive compensation as a whole);

      o evaluate the performance of the Board in light of such goals and objectives and set director compensation based on such evaluation and such other factors as the Nominating and Corporate Governance Committee deems appropriate and in the best interests of the Company; and

      o determine any long-term incentive component of director compensation based on such factors as the Nominating and Corporate Governance Committee deems appropriate and in the best interests of the Company.

CORPORATE GOVERNANCE MATTERS

      o The Nominating and Corporate Governance Committee shall develop and recommend to the Board the Corporate Governance Guidelines and Code of Business Conduct and Ethics for the Company. At least annually, the Nominating and Corporate Governance Committee shall review and reassess the adequacy of such Corporate Governance Guidelines and Code of Business Conduct and Ethics and recommend any proposed changes to the Board.

      o The Nominating and Corporate Governance Committee shall oversee compliance with the Company's Corporate Governance Guidelines and Code of Conduct and Ethics and report on such compliance to the Board. The Nominating and Corporate Governance Committee shall also review and approve any waivers of the Company's Corporate Governance Guidelines or Company's directors, executive officers and senior financial officers.

      o The Nominating and Corporate Governance Committee shall identify potential conflicts of interest involving directors and shall determine whether such director or directors may vote on any such issue.

      o At least annually, the Nominating and Corporate Governance Committee shall review the number, size and responsibilities of the Board and its committees and recommend any actions in this regard to the Board.

      o At least annually, the Nominating and Corporate Governance Committee shall, in consultation with the Company's Chief Executive Officer, prepare a report on management succession planning for the Board. Such report should include policies for Chief Executive Officer Selection and succession in the event of the incapacitation, retirement or removal of the Chief Executive Officer, and evaluations of, and development plans for, any potential successors to the Chief Executive Officer.


DISCLOSURE

      The Nominating and Corporate Governance Committee shall review the Company's reporting in documents filed with the Securities and Exchange Commission, to the extent specifically related to corporate governance and the other matters set forth in this charter.

      REPORTING TO THE BOARD

The Nominating and Corporate Governance Committee shall report to the Board at least annually. This report shall include a review of any recommendations or issues that arise with respect to Board or committee nominees or membership, Board or management performance, corporate governance or any other matters that the Nominating and Corporate Governance Committee deems appropriate or is requested to be included by the Board.

At least annually, the Nominating and Corporate Governance Committee shall (1) review and assess the adequacy of this charter and recommend any proposed changes to the Board for approval; and (2) evaluate its own performance and report to the Board on such evaluation.

PROCEDURES:

      MEETINGS

The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. The Chairperson of the Nominating and Corporate Governance Committee, in consultation with the other Committee members, shall determine the frequency and length of the Committee meetings and shall set meeting agendas consistent with this charter.

      ADVISORS AND CONSULTANTS

The Nominating and Corporate Governance Committee is authorized to retain (without further Board approval) special legal, accounting or other advisors and may request any officer or employee of the Company or the Company's outside counsel or independent auditor to meet with any members of, or advisors to, the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the sole authority to retain and terminate any search firm to assist in identifying director candidates, including sole authority to approve all such search firm's fees and other retention terms.

      DELEGATION OF AUTHORITY

The Nominating and Corporate Governance Committee may, to the fullest extent permitted by applicable law or regulation, form and delegate its authority to subcommittees of the Committee when it deems appropriate and in the best interests of the Company.